EXHIBIT 26(r)

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ Eric J. Martin
Eric J. Martin, Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Financial Officer of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ John R. Hunter
John R. Hunter, Director and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Chairman of the Board of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ Timmy L. Stonehocker
Timmy L. Stonehocker, Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ Charles T. Boswell
Charles T. Boswell, Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, and Chief Tax Officer of Western Reserve Life Assurance Company, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS, and KAREN EPP and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
WRL Series Life Account	WRL Xcelerator Focus and Exec	333-152446

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2008.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President, and Chief Tax Officer